SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 22, 2004

INDEPENDENT BANK CORPORATION (Exact name of registrant as specified in its charter)
Michigan (State or Jurisdiction of Incorporation or Organization)

0-7818 (Commission File Number)	38-2032782 (I.R.S. Employer Identification No.)

230 West Main Street, Ionia, Michigan 48846 (Address of principal executive offices)

(616) 527-9450
(Registrant's telephone number, including area code)

NONE Former name, address and fiscal year, if changed since last report.

Item 7.      Financial Statements and Exhibits.

Exhibit

99   Supplemental data to the Registrant's press release dated January 22, 2004.

Item 12.      Results of Operations and Financial Condition.

The information attached at Exhibit 99 is supplemental data to the Registrant’s press release dated January 22, 2004 regarding its earnings during the quarter ended December 31, 2003.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date	January 22, 2004	By	s/ Robert N. Shuster Robert N. Shuster, Principal Financial Officer
Date	January 22, 2004	By	s/ James J. Twarozynski James J. Twarozynski, Principal Accounting Officer

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES Consolidated Statements of Financial Condition	Exhibit 99

	December 31,
	2003	2002

	(unaudited)

Assets	(in thousands)
Cash and due from banks	$61,741	$60,731
Securities available for sale	453,996	371,246
Federal Home Loan Bank stock, at cost	13,895	9,704
Loans held for sale	32,642	129,577
Loans
Commercial	603,558	536,715
Real estate mortgage	681,602	601,799
Installment	234,562	242,928
Finance receivables	147,671

Total Loans	1,667,393	1,381,442
Allowance for loan losses	(17,728)	(16,705)

Net Loans	1,649,665	1,364,737
Property and equipment, net	43,979	40,735
Bank owned life insurance	36,850	35,415
Goodwill	16,696	7,299
Other intangibles	7,523	6,420
Accrued income and other assets	41,570	31,698

Total Assets	$2,358,557	$2,057,562

Liabilities and Shareholders' Equity
Deposits
Non-interest bearing	$192,733	$179,871
Savings and NOW	700,541	657,530
Time	809,532	698,202

Total Deposits	1,702,806	1,535,603
Federal funds purchased	53,885	23,840
Other borrowings	331,819	310,413
Guaranteed preferred beneficial interests in Company's subordinated debentures	50,600	17,250
Financed premiums payable	26,340
Accrued expenses and other liabilities	30,891	32,409

Total Liabilities	2,196,341	1,919,515

Shareholders' Equity
Preferred stock, no par value-200,000 shares authorized; none outstanding
Common stock, $1.00 par value-30,000,000 shares authorized;
issued and outstanding: 19,568,867 shares at December 31, 2003
and 17,822,090 shares at December 31, 2002	19,569	17,822
Capital surplus	119,353	75,076
Retained earnings	16,953	41,785
Accumulated other comprehensive income	6,341	3,364

Total Shareholders' Equity	162,216	138,047

Total Liabilities and Shareholders' Equity	$2,358,557	$2,057,562

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES Consolidated Statements of Operations

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002

	(unaudited)		(unaudited)

Interest Income	(in thousands, except per share amounts)
Interest and fees on loans	$30,811	$27,778	$118,861	$109,297
Securities available for sale
Taxable	3,112	2,962	11,687	12,211
Tax-exempt	2,225	1,842	8,207	7,018
Other investments	169	302	611	1,289

Total Interest Income	36,317	32,884	139,366	129,815

Interest Expense
Deposits	6,432	8,472	27,802	35,134
Other borrowings	4,165	3,319	16,311	12,874

Total Interest Expense	10,597	11,791	44,113	48,008

Net Interest Income	25,720	21,093	95,253	81,807
Provision for loan losses	1,641	717	4,032	3,562

Net Interest Income After Provision for Loan Losses	24,079	20,376	91,221	78,245

Non-interest Income
Service charges on deposit accounts	3,865	3,639	14,668	13,049
Net gains (losses) on asset sales
Real estate mortgage loans	2,268	3,854	16,269	8,178
Securities	(24)	(750)	(779)	(24)
Title insurance fees	459	807	3,092	2,474
Manufactured home loan origination fees
and commissions	487	507	1,769	1,949
Real estate mortgage loan servicing	902	(56)	(294)	(870)
Other income	1,895	1,519	7,879	6,155

Total Non-interest Income	9,852	9,520	42,604	30,911

Non-interest Expense
Compensation and employee benefits	11,881	9,673	43,558	37,343
Occupancy, net	1,684	1,403	6,519	5,424
Furniture and fixtures	1,414	1,358	5,539	4,731
Loss on prepayment of borrowings			983	59
Other expenses	6,531	6,536	25,907	20,736

Total Non-interest Expense	21,510	18,970	82,506	68,293

Income Before Income Tax	12,421	10,926	51,319	40,863
Income tax expense	3,097	2,969	13,727	11,396

Net Income	$9,324	$7,957	$37,592	$29,467

Net Income Per Share
Basic	$.48	$.40	$1.91	$1.46
Diluted	.47	.40	1.87	1.44
Dividends Per Common Share
Declared	$.16	$.13	$.59	$.44

Non-performing assets

	December 31,
	2003	2002

	(dollars in thousands)
Non-accrual loans	$ 9,122	$ 5,738
Loans 90 days or more past due and
still accruing interest	3,284	3,961
Restructured loans	335	270

Total non-performing loans	12,741	9,969
Other real estate	3,256	3,908

Total non-performing assets	$15,997	$13,877

As a percent of Portfolio Loans
Non-performing loans	0.76%	0.72%
Allowance for loan losses	1.06	1.21
Non-performing assets to total assets	0.68	0.67
Allowance for loan losses as a percent of
non-performing loans	139	168

Allowance for loan losses

	Twelve months ended December 31,
	2003	2002

	(in thousands)
Balance at beginning of period	$ 16,705	$ 16,167
Additions (deduction)
Allowance on loans acquired	517
Provision charged to operating expense	4,032	3,562
Recoveries credited to allowance	1,087	733
Loans charged against the allowance	(4,613)	(3,757)

Balance at end of period	$ 17,728	$ 16,705

Net loans charged against the allowance to
average Portfolio Loans (annualized)	0.23%	0.22%

	December 31,
	2003			2002

	Amount	Average Maturity	Rate	Amount	Average Maturity	Rate

	(dollars in thousands)
Brokered CDs(1)	$416,566	2.3 years	2.43%	$278,012	1.9 years	3.03%
Fixed rate FHLB advances(1)	84,638	5.0 years	3.99	62,861	7.9 years	5.83
Variable rate FHLB advances(1)	104,150	0.4 years	1.30	131,200	0.3 years	1.50
Securities sold under agreements to
Repurchase(1)	140,969	0.3 years	1.22	98,712	0.1 years	1.74
Federal funds purchased	53,885	1 day	1.16	23,840	1 day	1.38

Total	$800,208	1.8 years	2.15%	$594,625	1.8 years	2.71%

(1) Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

Capitalization

	December 31,
	2003	2002

	(dollars in thousands)
Unsecured debt		$ 12,600

Preferred Securities	$ 50,600	17,250

Shareholders’ Equity
Preferred stock, no par value
Common Stock, par value $1.00 per share	19,569	17,822
Capital surplus	119,353	75,076
Retained earnings	16,953	41,785
Accumulated other comprehensive income	6,341	3,364

Total shareholders’ equity	162,216	138,047

Total capitalization	$212,816	$167,897

Non-Interest Income

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002

	(in thousands)
Service charges on deposit accounts	$3,865	$3,639	$14,668	$13,049
Net gains (losses) on asset sales
Real estate mortgage loans	2,268	3,854	16,269	8,178
Securities	(24)	(750)	(779)	(24)
Title insurance fees	459	807	3,092	2,474
Bank owned life insurance	330	395	1,432	403
Manufactured home loan origination fees
and commissions	487	507	1,769	1,949
Mutual fund and annuity commissions	318	198	1,227	979
Real estate mortgage loan servicing	902	(56)	(294)	(870)
Other	1,247	926	5,220	4,773

Total non-interest income	$9,852	$9,520	$42,604	30,911

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002

	(in thousands)
Real estate mortgage loans originated	$153,039	$331,493	$1,123,249	$876,667
Real estate mortgage loans sold	120,728	251,367	892,482	600,300
Real estate mortgage loans sold with servicing
rights released	8,330	89,810	51,847	165,133
Net gains on the sale of real estate mortgage loans	2,268	3,854	16,269	8,178
Net gains as a percent of real estate mortgage
loans sold (“Loan Sale Margin”)	1.88%	1.53%	1.82%	1.36%
SFAS #133 adjustments included in the Loan
Sale Margin	0.43%	(0.06)%	0.10%	(0.16)%

Non-Interest Expense

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002

	(in thousands)
Salaries	$8,028	$6,326	$28,474	$24,891
Performance-based compensation and benefits	1,702	1,373	6,262	5,247
Other benefits	2,151	1,974	8,822	7,205

Compensation and employee benefits	11,881	9,673	43,558	37,343
Occupancy, net	1,684	1,403	6,519	5,424
Furniture and fixtures	1,414	1,358	5,539	4,731
Advertising	1,117	973	4,011	2,813
Data processing	1,021	1,016	3,942	3,209
Loan and collection	697	1,154	3,352	3,028
Communications	761	679	2,895	2,484
Supplies	500	492	1,920	1,626
Amortization of intangible assets	495	278	1,721	1,014
Legal and professional	236	437	1,651	1,238
Loss on prepayment of borrowings			983	59
Other	1,704	1,507	6,415	5,324

Total non-interest expense	$21,510	$18,970	$82,506	$68,293

Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,
	2003			2002

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

Assets	(dollars in thousands)
Taxable loans (1)	$1,684,148	$30,687	7.25%	$1,493,507	$27,617	7.36%
Tax-exempt loans (1,2)	9,993	190	7.54	11,933	248	8.25
Taxable securities	250,147	3,112	4.94	211,067	2,962	5.57
Tax-exempt securities (2)	195,470	3,516	7.14	153,761	2,890	7.46
Other investments	13,930	169	4.81	20,734	302	5.78

Interest Earning Assets	2,153,688	37,674	6.95	1,891,002	34,019	7.16

Cash and due from banks	50,023			44,620
Other assets, net	124,821			101,042

Total Assets	$2,328,532			$2,036,664

Liabilities
Savings and NOW	$695,464	1,012	0.58	$642,445	1,666	1.03
Time deposits	781,726	5,420	2.75	713,010	6,806	3.79
Other borrowings	441,930	4,165	3.74	335,081	3,319	3.93

Interest Bearing Liabilities	1,919,120	10,597	2.19	1,690,536	11,791	2.77

Demand deposits	193,404			175,661
Other liabilities	57,582			31,790
Shareholders’ equity	158,426			138,677

Total liabilities and shareholders’ equity	$2,328,532			$2,036,664

Tax Equivalent Net Interest Income		$27,077			$22,228

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			5.00%			4.69%

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
	2003			2002

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

Assets	(dollars in thousands)
Taxable loans (1)	$1,612,316	$118,277	7.34%	$1,426,286	$108,664	7.62%
Tax-exempt loans (1,2)	11,249	898	7.98	11,639	974	8.37
Taxable securities	239,296	11,687	4.88	211,777	12,211	5.77
Tax-exempt securities (2)	179,668	12,992	7.23	142,320	11,053	7.77
Other investments	12,341	611	4.95	21,342	1,289	6.04

Interest Earning Assets	2,054,870	144,465	7.03	1,813,364	134,191	7.40

Cash and due from banks	48,839			40,533
Other assets, net	118,309			79,848

Total Assets	$2,222,018			$1,933,745

Liabilities
Savings and NOW	$688,697	4,879	0.71	$634,357	7,444	1.17
Time deposits	741,731	22,923	3.09	688,297	27,690	4.02
Other borrowings	407,264	16,311	4.01	287,983	12,874	4.47

Interest Bearing Liabilities	1,837,692	44,113	2.40	1,610,637	48,008	2.98

Demand deposits	183,032			156,294
Other liabilities	50,283			28,762
Shareholders’ equity	151,011			138,052

Total liabilities and shareholders’ equity	$2,222,018			$1,933,745

Tax Equivalent Net Interest Income		$100,352			$86,183

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.88%			4.75%

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%